UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2021

Helbiz, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39136	84-3015108
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

32 Old Slip, New York, NY 10005
(Address of Principal Executive Offices, and Zip Code)
(917) 675-7157
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	HLBZ	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock	HLBZW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Helbiz Media Italy, S.R.L., a subsidiary of Helbiz, Inc. (“Helbiz”), entered into an Agreement for the International Media Rights – Season 2021-22, 2022-23, 2023-24 (the “Agreement”) with Sonoma Sports & Entertainment LLC (“Sonoma”). Under the Agreement, Helbiz grants Sonoma the right to sublicense live matches and highlights of the Italian Lega Nazionale Professionisti B (“Serie B”) soccer matches (the “Audiovisual Rights”) in the United States, United States Territories, and the Caribbean (the “Territories”).

The grant of the Audiovisual Rights for the Caribbean is non-exclusive and the parties agreed to carveout non-exclusive OTT rights allowing Helbiz to exercise directly the OTT rights in the USA in Italian Language only.

Furthermore, under the Agreement, Sonoma is permitted to enter into a sub-distribution agreement with Fox Sports 1, LLC (“Fox”) for all or part of the Audiovisual Rights in the Territories granted by Helbiz. On September 3, 2021, Sonoma and Fox entered into an Agreement for the International Media Rights – Season 2021-22, 2022-23, 2023-24 (the “Sub-distribution Agreement”). Under the Sub-Distribution Agreement, Sonoma has agreed to indemnify and hold Fox harmless against claims arising from the Sub-Distribution Agreement, the matches broadcast under the Sub-Distribution Agreement and the contents of such matches and warrants that it shall maintain for the duration of the Sub-Distribution Agreement and one year afterward, commercial general liability insurance and media liability insurance.

On June 18, 2021, Helbiz was appointed by Lega Nazionale Professionisti (LNP) as its exclusive international tv and media rights distributor for the Serie B Championship, for 3 seasons 2021-2022, 2022-2023 and 2023-2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2021

Helbiz, Inc.

By:	/s/ Salvatore Palella
Name: Title:	Salvatore Palella Chief Executive Officer